UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020 (August 31, 2020)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2020, Gogo Inc., a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Intelsat Jackson Holdings S.A., a societe anonyme (“Buyer”), pursuant to which, subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will sell to Buyer all of the issued and outstanding units (the “Units”) of Gogo LLC, a Delaware limited liability company and Gogo International Holdings LLC, a Delaware limited liability company, for a purchase price of $400 million in cash, subject to certain adjustments (the “Transaction”).

Consummation of the Transaction is subject to the satisfaction or waiver of (i) certain customary mutual closing conditions, including (a) the absence of any law or injunction prohibiting consummation of the Transaction, (b) the expiration or termination of the required waiting, notice or review periods and approvals or clearances under the Hart-Scott-Rodino Act, as amended, and certain other approvals under competition laws, (c) the receipt of the CFIUS Clearance (as defined in the Purchase Agreement), (d) the receipt of certain specified regulatory approvals, including the receipt of approvals required by the Federal Communications Commission and (ii) certain conditions in favor of the Company, including that the Buyer Parent’s DIP Order and the Bankruptcy Court Order (each as defined in the Purchase Agreement), remain in full force and effect. The obligation of each party to consummate the Transaction is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Purchase Agreement. The Transaction contemplated by the Purchase Agreement has been approved by the Bankruptcy Court (as defined in the Purchase Agreement).

The Purchase Agreement contains representations, warranties and covenants of the Company and Buyer generally customary for a transaction of this type. The Company and Buyer also agreed to use their reasonable best efforts to cause the Transaction to be consummated and to obtain any required regulatory approvals.

Under the Purchase Agreement, until the Closing Date (as defined in the Purchase Agreement), the Company will be subject to a customary exclusivity covenant, which restricts its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in negotiations with third parties regarding alternative acquisition proposals.

The Purchase Agreement contains certain termination rights, including, among others, (i) for the Company and Buyer, if the Transaction is not consummated on or before April 30, 2021, subject to extension to July 31, 2021 for certain limited purposes, including obtaining certain required regulatory consents, and (ii) for the Company, if either the DIP Order or the Bankruptcy Court Order ceases to be in full force and effect.

At the closing of the Transaction, the parties will enter into certain ancillary agreements, including a transition services agreement, an intellectual property license agreement and commercial agreements (including the ATG Network Sharing Agreement described in further detail below).

ATG Network Sharing Term Sheet with Intelsat

In connection with the Purchase Agreement, the Company and Buyer have also entered into a term sheet (the “Term Sheet”) that sets forth the key terms of an ATG Network Sharing Agreement to be entered into by the parties in connection with the closing of the Transaction. Under such agreement, the Company will provide to Buyer certain inflight connectivity services on the Company’s current ATG network and access to the 5G ATG network upon its launch, subject to certain revenue sharing obligations. Buyer will have exclusive access to the ATG network in North America, subject to minimum revenue guarantees starting at $5 million in the first year of the agreement.

The foregoing descriptions of the Purchase Agreement and Term Sheet are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and Term Sheet (which is an exhibit to the Purchase Agreement), a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference. The Purchase Agreement may contain representations, warranties and covenants by each of the parties thereto. These representations, warranties and covenants were made solely for the benefit of the other parties thereto and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified by confidential schedules, exhibits and annexes that were delivered in connection with the signing of the Purchase Agreement and may be updated from time to time thereafter in accordance with the terms of the Purchase Agreement, which schedules, exhibits and annexes contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth therein, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (iv) were made only as of the date of the Purchase Agreement or such other date or dates as may be specified therein. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or the Buyer.

Item 8.01.	Other Events

On August 31, 2020, the Company issued a press release announcing, among other things, the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Purchase and Sale Agreement by and among Gogo Inc. and Intelsat Jackson Holdings S.A, dated August 31, 2020.* †

99.1	Press Release, dated August 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The Company has omitted certain schedules and other similar attachments to such agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

†	Certain provisions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements

Certain disclosures in this report include “forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, trends and uncertainties, many of which may be beyond our control, that may cause the Company’s actual results, performance, achievements or future liquidity to be materially different from any projected results, performance, achievements or future liquidity expressed or implied by the forward-looking statements. Such risks, trends and uncertainties include those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2020 and in Item 1A of its Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2020 and August 10, 2020. Any one of these factors or a combination of these factors could materially affect the Company’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this report ultimately prove to be accurate. The Company’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: September 1, 2020